UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No.1)
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 8, 2009
Date of Report (Date of earliest event reported)
NUVASIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Identification Number)
7475 Lusk Boulevard, San Diego, California 92121
(Address of principal executive offices, with zip code)
(858) 909-1800
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-23.1
EX-99.1
EX-99.2
EX-99.3

EXPLANATORY NOTE
The undersigned Registrant previously reported the completed purchase of all of the outstanding shares of Cervitech, Inc., a Delaware corporation (Cervitech), pursuant to a Share Purchase Agreement dated April 22, 2009, on its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 8, 2009 (the “Initial 8-K”). This Amendment Number 1 to Current Report on Form 8-K/A (this “Form 8-K/A”) amends the Initial 8-K to include the financial statements and pro forma financial information required to be filed in connection with the acquisition of Cervitech pursuant to Item 9.01(a) and (b) of Form 8-K. The information previously reported under Item 2.01 in the Initial 8-K filed on May 8, 2009 is hereby incorporated by reference into this Form 8-K/A.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

The financial statements of Cervitech, Inc. required by Item 9.01(a) are filed as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) is filed as Exhibit 99.3 and is incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Document
23.1	Consent of Sobel & Co., LLC, Independent Auditors

99.1	Audited financial statements of Cervitech, Inc. as of and for the two years ended December 31, 2008.

99.2	Unaudited financial statements of Cervitech, Inc. as of March 31, 2009 and for the three months ended March 31, 2009 and 2008.

99.3
Unaudited pro forma combined balance sheet as of March 31, 2009 and unaudited pro forma combined statements of operations for the three months ended March 31, 2009 and the year ended December 31, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.
Date: July 23, 2009	By:	/s/ Alexis V. Lukianov
Alexis V. Lukianov
Chairman and Chief Executive Officer